THE STRONG
                                   ----------

                                     VALUE
                                      FUND

                       =================================
                       ANNUAL REPORT o DECEMBER 31, 1998
                       =================================



                        [PHOTO OF STRONG FUNDS BUILDING]

                                  [STRONG LOGO]
                                  STRONG FUNDS

                            LETTER FROM THE CHAIRMAN

Dear Strong Investor,

     It was a rainy Friday night in Owings Mills, Md., in October 1996. I was sitting on the set of "Wall Street Week," being interviewed by Louis Rukeyser. We had been talking about the incredible bull market that was heading for another year of double-digit returns. Lou asked--with tongue in cheek--if I thought it could last forever.

     My response was that I didn't know how long the bull would run, but that I was pretty sure of one thing: We ought to enjoy it. We live in remarkable times, the kind of times we only dreamt about when I was in school. I told Lou that inflation was almost nonexistent, interest rates appeared to be heading lower, and American technology had made a lot of companies unbelievably efficient and productive.

     "It's the best I've seen things in the 30 years since I got out of school," I said.

     "Then you'd say the future probably lies ahead of us," observed Lou.

     "Yes," I replied, "I'd say the future is ahead of us."

     Here we are more than two years later, fast approaching the end of the millennium, and the story line is pretty much unchanged. Inflation is low, interest rates are still moving down--(and we believe they will move lower in the months and years ahead)--and one technological miracle after another arrives regularly.

     Beyond that, we've just come off the fourth successive year in which the S&P 500 returned more than 20%. Mind you, not every common stock finished 1998 so strong. Once again the investment gods smiled mainly on the bigger blue chips. But generally speaking, after encountering some "air pockets" over Asia last summer, the US and European markets rebounded when the Federal Reserve reduced interest rates three times.

     If there was one lesson that the markets taught us last year, it was the importance of creating a balanced portfolio. That means splitting your investments between stocks, bonds and cash. Common stocks today are the darling of American investors, particularly the technology stocks. Bonds are not nearly as romantic, and are also a little tougher to get your arms around. But there is no disputing their importance in a sound, balanced investment portfolio. They generate a consistent stream of income and provide protection when inflation is low.

     You ought to remember that in 1999. As long as interest rates fall, bonds will continue to provide very attractive returns. If you find the world of bonds a little tough to figure at times--as a number of our shareholders have reminded us--call for a better explanation. We'll be happy to walk you through the math.

     You should also make sure to spread out your stock investments among small-, medium-, and large-cap stocks. While the blue chips, Internet and other tech stocks received the spotlight in 1998, they are not the only game in town. There are an awful lot of smart, solid, mid-sized and smaller companies out in the common stock universe that have not shared in the run-up. You can find some great bargains and, sooner or later, these companies are going to get their due.

                                                       /s/ Dick

                                   THE STRONG
                                   ----------

                                      VALUE
                                      FUND

                       =================================
                       ANNUAL REPORT o DECEMBER 31, 1998
                       =================================

                               TABLE OF CONTENTS

INVESTMENT REVIEW
  The Strong Value Fund ...................................................2

FINANCIAL INFORMATION
  Schedule of Investments in Securities ...................................4
  Statement of Assets and Liabilities .....................................6
  Statement of Operations .................................................7
  Statements of Changes in Net Assets .....................................8
  Notes to Financial Statements ...........................................9

FINANCIAL HIGHLIGHTS .....................................................11

REPORT OF INDEPENDENT ACCOUNTANTS ........................................12

                                         =====
                              THE STRONG VALUE FUND
                              -----------=====-----

FUND
 HIGHLIGHTS

o    The Strong Value Fund was up 15.17% for the year ended December 31, 1998.

o The Fund benefited from hold-ings in cable and telecomm-unications as investors bid up prices of these "new age" communications delivery systems.

o    A  number  of  the  Fund's  consumer  holdings   increased   substantially.
     Better-than-expected   earnings  and  improved  operations  from  corporate
     restructuring generated gains for these stocks.

o Above-average cash balances due to high market volatility and our exposure to the energy sector hurt the Fund's performance.

---------------------------------------

            AVERAGE ANNUAL
            TOTAL RETURNS

            As of 12-31-98

         1-year      15.17%

Since Inception      19.21%
  (on 12-29-95)

---------------------------------------

            FIVE LARGEST
           STOCK HOLDINGS

           As of 12-31-98

SECURITY                % OF NET ASSETS

Rite Aid Corporation               4.8%

McDonald's Corporation             4.6%

Waste Management, Inc.             4.4%

MCI WorldCom, Inc.                 4.2%

Eastman Kodak Company              4.2%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGERS

/s/ Laura J. Sloate                   /s/ Jeff B. Cohen
Laura J. Sloate                       Jeff B. Cohen
Portfolio Co-manager                  Portfolio Co-manager

--------------------------------------------------------------------------------

1998 was an intense and memorable year, capped by a fourth quarter that was one of the best on record. The volatility of stock prices throughout the year enabled us to purchase equities at undervalued prices even as the market was soaring to new heights. As always, the presence of a catalyst and the valuation are the key inputs in any transaction in which we are involved.

The Fund increased its exposure in the health care sector by purchasing American Home Products, Bristol-Myers Squibb, Beckman Coulter, and HBO & Company. Three trends--demographics, research and development spending, and the need to lower health care costs--will drive this sector's future growth. We maintained our sizable holding in Rite Aid as the company continued to benefit from rising prescription drug usage and higher drug prices.

Other purchases of note included doubling our position in McDonald's, which benefited from management changes and a restructuring to lower costs and improve quality of food service. We also boosted the Fund's position in CIGNA, a managed care/insurance company that is successfully restructuring operations and increasing profitability while focusing on health care and employee benefit insurance. In addition, the outlook for Waste Management improved dramatically as it was acquired by USA Waste, one of the best-managed waste industry companies.

                                              ---------------------------------

                                                   THE VOLATILITY OF STOCK

                                                      PRICES THROUGHOUT

                                                     THE YEAR ENABLED US

                                                    TO PURCHASE EQUITIES

                                                       AT UNDERVALUED

                                                     PRICES EVEN AS THE

                                                     MARKET WAS SOARING

                                                       TO NEW HEIGHTS.

                                              ----------------------------------

--------------------------------------------------------------------------------

The Fund sold several stocks that reached our price objectives and, in order to improve the quality of the portfolio, some positions that had disappointing results. We sold several cyclical manufacturers and health care service providers, and reduced the Fund's exposure in the energy sector. In a year when the market largely favored technology and growth stocks, two areas not included in the Fund's "value-oriented" portfolio, we're pleased with the overall performance achieved.

While the U.S. economy is strong, growth could slow in 1999 given declining commodity prices, limited ability of manufacturers to raise prices due to worldwide over-capacity, a very mature economy, and lessened demand from our nation's international trading partners. A slow recovery overseas could dampen U.S. economic growth in general and impede earnings growth for the Fund's multinational holdings, including Eastman Kodak, Texaco, and Ford.

Given our slow earnings growth expectations for the market, we will look for companies that demonstrate better-than-market growth and are selling at reasonable valuations. We appreciate your trust and look forward to another successful year.


                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-29-95 to 12-31-98

[GRAPH]                                                 Lipper Growth
                      THE STRONG        S & P 500        and Income
                      VALUE FUND         Index*         Funds Index*

            12-95       10,000           10,000             10,000
            6-96        11,072           11,009             10,846
            12-96       11,681           12,295             12,067
            6-97        13,140           14,829             13,991
            12-97       14,710           16,398             15,310
            6-98        16,452           19,302             17,089
            12-98       16,941           21,085             17,390


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth and Income Funds Index. Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. The Russell 3000(R) Index is an unmanaged index generally representative of the U.S. stock market. Source of the S&P and Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper, Inc.


YOUR FUND'S
 APPROACH

THE STRONG VALUE FUND SEEKS TO ACHIEVE CONSISTENTLY SUPERIOR LONG-TERM RATES OF RETURN RELATIVE TO THE MARKET BY INVESTING IN SECURITIES THAT REPRESENT VALUE RELATIVE TO THE UNDERLYING COMPANY'S ASSETS, EARNINGS POWER AND/OR CASH-GENERATING ABILITY. USING FUNDAMENTAL ANALYSIS, THE FUND INVESTS PRIMARILY IN STOCKS IN WHICH A CATALYST FOR POSITIVE CHANGE IS APPARENT. THE CATALYST COULD BE MANAGEMENT CHANGE, CORPORATE RESTRUCTURING, A CYCLICAL UPTURN IN AN INDUSTRY OR A NEW INDUSTRY TREND. THE FUND AVOIDS INVESTING IN TECHNOLOGY AND FOREIGN STOCKS. WHILE THE FUND MAY INVEST IN COMPANIES OF ANY SIZE, IT CURRENTLY EMPHASIZES MEDIUM- TO LARGE-CAPITALIZATION COMPANIES.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o The market was affected by the accelerating Asian contagion, declining interest rates, and a disinflationary environment. In the third and fourth quarters, the Fed moved to prevent a liquidity crisis from becoming a worldwide disaster by lowering interest rates three times within 60 days.

o For the year, the Russell 3000(R) Index was up 24.14% and the S&P 500 Index was up 28.58%, although the average S&P 500 stock was up only 10.8%.* These "broad" market indices are dominated by a small number of mega-capitalization growth stocks that far outperformed most other stocks in 1998.

SCHEDULE OF INVESTMENTS IN SECURITIES                          DECEMBER 31, 1998
--------------------------------------------------------------------------------
================================================================================
                               STRONG VALUE FUND
================================================================================
                                                  Shares or
                                                  Principal    Value
                                                    Amount    (Note 2)
--------------------------------------------------------------------------------

COMMON STOCKS 95.0%
AEROSPACE & DEFENSE 1.9%
Raytheon Company Class A                            32,700   $1,690,181

AUTOMOBILE 4.6%
Ford Motor Company                                  55,800    3,274,763
General Motors Corporation                          13,400      958,938
                                                             ----------
                                                              4,233,701
BANK - MONEY CENTER 1.5%
Citigroup, Inc.                                     28,600    1,415,700

COMPUTER SOFTWARE 2.0%
HBO & Company                                       64,500    1,850,344

DIVERSIFIED OPERATIONS 1.8%
Tyco International, Ltd.                            21,266    1,604,254

ELECTRIC POWER 3.9%
Duke Energy Corporation                             18,835    1,206,617
New Century Energies, Inc.                          23,000    1,121,250
UtiliCorp United, Inc.                              33,600    1,232,700
                                                             ----------
                                                              3,560,567
FINANCE - MISCELLANEOUS 1.8%
American Express Company                             9,500      971,375
SunAmerica, Inc.                                     8,500      689,563
                                                             ----------
                                                              1,660,938
FOOD 4.0%
ConAgra, Inc.                                       38,000    1,197,000
General Mills, Inc.                                 31,800    2,472,450
                                                             ----------
                                                              3,669,450
HEALTHCARE - DRUG/DIVERSIFIED 5.8%
American Home Products Corporation                  18,000    1,013,625
Bristol-Myers Squibb Company                        10,900    1,458,556
Eli Lilly & Company                                 31,200    2,772,900
                                                             ----------
                                                              5,245,081
HEALTHCARE - INSTRUMENTATION 1.1%
Beckman Coulter, Inc.                               18,100      981,925

HEALTHCARE - MEDICAL SUPPLY 2.1%
McKesson Corporation                                24,000    1,897,500

HEALTHCARE - PATIENT CARE 2.9%
Pacificare Health Systems, Inc. Class B (b)         33,000    2,623,500

INSURANCE - ACCIDENT & HEALTH 2.8%
Provident Companies, Inc.                           62,300    2,585,450

INSURANCE - DIVERSIFIED 3.7%
CIGNA Corporation                                   43,800    3,386,287

INSURANCE - LIFE 0.5%
The MONY Group, Inc. (b)                            15,400      482,212

INSURANCE - PROPERTY & CASUALTY 2.2%
American International Group, Inc.                   3,000      289,875
MBIA, Inc.                                          12,000      786,750
Mercury General Corporation                         20,300      889,394
                                                             ----------
                                                              1,966,019
LEISURE PRODUCT 4.2%
Eastman Kodak Company                               52,700    3,794,400

LEISURE SERVICE 2.2%
International Game Technology                       83,800    2,037,387

MEDIA - RADIO/TV 6.9%
CBS Corporation                                    104,400    3,419,100
Cox Communications, Inc. Class A (b)                14,700    1,016,138
Time Warner, Inc.                                   30,000    1,861,875
                                                             ----------
                                                              6,297,113
NATURAL GAS DISTRIBUTION 1.1%
Kinder Morgan Energy Partners LP                    27,900    1,011,375

OFFICE AUTOMATION 1.7%
Xerox Corporation                                   12,900    1,522,200

OIL - INTERNATIONAL INTEGRATED 3.0%
Chevron Corporation                                 11,000      912,312
Conoco, Inc. Class A (b)                             3,000       62,625
Texaco, Inc.                                        34,100    1,803,038
                                                             ----------
                                                              2,777,975
PERSONAL & COMMERCIAL LENDING 4.6%
Associates First Capital Corporation                74,648    3,163,209
SLM Holding Corporation                             22,000    1,056,000
                                                             ----------
                                                              4,219,209
POLLUTION CONTROL 4.4%
Waste Management, Inc.                              86,067    4,012,874

REAL ESTATE 3.0%
Vornado Operating, Inc. (b)                          4,020       32,411
Vornado Realty Trust                                80,400    2,713,500
                                                             ----------
                                                              2,745,911
RETAIL - DEPARTMENT STORE 1.1%
Federated Department Stores, Inc. (b)               23,800    1,036,787

RETAIL - DRUG STORE 4.8%
Rite Aid Corporation                                88,400    4,381,325

RETAIL - FOOD CHAIN 2.3%
Albertson's, Inc.                                   33,200    2,114,425

RETAIL - RESTAURANT 4.6%
McDonald's Corporation                              54,700    4,191,387

RETAIL - SPECIALTY 0.1%
Tiffany & Company                                    2,500      129,688

TELECOMMUNICATION SERVICE 8.4%
AT&T Corporation                                    15,900    1,196,475
AirTouch Communications, Inc. (b)                   35,700    2,574,863
MCI WorldCom, Inc. (b)                              53,800    3,860,150
                                                             ----------
                                                              7,631,488
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $63,196,858)                       86,756,653
--------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS 0.5%
Vornado Realty Trust 6.50% Series A                  8,600      417,100
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $431,438)              417,100
--------------------------------------------------------------------------------

PREFERRED STOCKS 0.0%
Fresenius National Medical Care, Inc. Class D (b)    8,500          255
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $0)                                    255
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
================================================================================
                         STRONG VALUE FUND (continued)
================================================================================
                                                   Shares or
                                                   Principal       Value
                                                    Amount        (Note 2)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 4.1%
COMMERCIAL PAPER 1.8%
INTEREST BEARING, DUE UPON DEMAND
Pitney Bowes Credit Corporation, 5.23%            $  486,800    $   486,800
Warner Lambert Company, 5.18%                        194,000        194,000
Wisconsin Corporate Central Credit Union, 5.30%    1,005,300      1,005,300
                                                                  1,686,100
REPURCHASE AGREEMENT 2.3%
Goldman, Sachs & Company, Inc., (Dated 12/31/98),
  4.55%, Due 1/04/99 (Repurchase proceeds
  $2,101,062); Collateralized by: $1,370,000 United
  States Treasury Bonds, 12.00%, Due 8/15/13
  (Market Value $2,148,845) (c)                    2,100,000      2,100,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $3,786,100)                    3,786,100
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $67,414,396) 99.6%         90,960,108
Other Assets and Liabilities, Net 0.4%                              390,423
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                               $91,350,531
================================================================================

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.
(c)  See Note 2(I) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1998

                                                             STRONG VALUE
                                                                 FUND
                                                             ------------
ASSETS:
  Investments in Securities, at Value
    (Cost of $67,414,396)                                    $90,960,108
  Receivable for Securities Sold                                 324,702
  Receivable for Fund Shares Sold                                 13,874
  Dividends and Interest Receivable                               77,886
  Other Assets                                                    31,666
                                                             -----------
  Total Assets                                                91,408,236

LIABILITIES:
  Payable for Fund Shares Redeemed                                23,062
  Accrued Operating Expenses and Other Liabilities                34,643
                                                             -----------
  Total Liabilities                                               57,705
                                                             -----------
NET ASSETS                                                   $91,350,531
                                                             ===========

NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)              $67,316,447
  Undistributed Net Investment Income                             14,381
  Undistributed Net Realized Gain                                473,991
  Net Unrealized Appreciation                                 23,545,712
                                                             -----------
  Net Assets                                                 $91,350,531
                                                             ===========
Capital Shares Outstanding (Unlimited Number Authorized)       6,109,415

NET ASSET VALUE PER SHARE                                         $14.95
                                                                  ======



                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 1998

                                                                    STRONG VALUE
                                                                        FUND
                                                                    ------------
INCOME:
  Dividends                                                         $ 1,411,307
  Interest                                                              351,729
                                                                    -----------
  Total Income                                                        1,763,036

EXPENSES:
  Investment Advisory Fees                                              948,313
  Custodian Fees                                                          5,853
  Shareholder Servicing Costs                                           202,832
  Other                                                                 108,658
                                                                    -----------
  Total Expenses                                                      1,265,656
                                                                    -----------
NET INVESTMENT INCOME                                                   497,380

REALIZED AND UNREALIZED GAIN:
  Net Realized Gain on Investments                                    3,779,680
  Net Change in Unrealized Appreciation/Depreciation on Investments   9,933,445
                                                                    -----------
NET GAIN ON INVESTMENTS                                              13,713,125
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $14,210,505
                                                                    ===========



                       See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------
                                                                              STRONG VALUE FUND
                                                                       -------------------------------
                                                                         Year Ended       Year Ended
                                                                        Dec. 31, 1998    Dec. 31, 1997
                                                                        -------------    -------------
OPERATIONS:
  Net Investment Income                                                  $   497,380       $   615,006
  Net Realized Gain                                                        3,779,680         5,877,880
  Net Change in Unrealized Appreciation/Depreciation                       9,933,445        10,590,377
                                                                         -----------       -----------
  Net Increase in Net Assets Resulting from Operations                    14,210,505        17,083,263
DISTRIBUTIONS:
  From Net Investment Income                                                (446,330)         (615,576)
  From Net Realized Gains                                                 (5,167,200)       (4,122,458)
                                                                         -----------       -----------
  Total Distributions                                                     (5,613,530)       (4,738,034)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                               45,279,469        56,387,272
  Proceeds from Reinvestment of Distributions                              5,500,744         4,652,803
  Payment for Shares Redeemed                                            (61,562,894)      (35,344,567)
                                                                         -----------       -----------
  Net Increase (Decrease) in Net Assets from Capital Share Transactions  (10,782,681)       25,695,508
                                                                         -----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (2,185,706)       38,040,737
NET ASSETS:
  Beginning of Year                                                       93,536,237        55,495,500
                                                                         -----------       -----------
  End of Year                                                            $91,350,531       $93,536,237
                                                                         ===========       ===========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                                     3,192,624         4,408,449
  Issued in Reinvestment of Distributions                                    380,493           347,857
  Redeemed                                                                (4,257,839)       (2,768,939)
                                                                          ----------        ----------
  Net Increase (Decrease) in Shares of the Fund                             (684,722)        1,987,367
                                                                          ==========        ==========


                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1998

1.   ORGANIZATION
     The Strong Value Fund is a diversified series of Strong Equity Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean of the latest bid and asked prices when no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commericial pricing service, otherwise last sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at December 31, 1998.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Foreign  denominated assets and forward currency contracts may involve
          greater  risks  than  domestic   transactions,   including   currency,
          political and economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Fund may be designated as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

--------------------------------------------------------------------------------
December 31, 1998

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), purchased in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors each repurchase agreement to ensure the value of the collateral, including accrued interest, is at least equal to the amount owed to the Fund under each repurchase agreement.

     (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   RELATED PARTY TRANSACTIONS
     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     Sloate, Weisman, Murray & Company, Inc. ("Sloate") manages the investments of Strong Value Fund under an agreement with the Advisor. Sloate is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

     The Fund may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at December 31, 1998, shareholder servicing and other expenses paid to the Advisor, and unaffiliated directors' fees for the year then ended, were $20,192, $212,116 and $1,500, respectively.

4.   LINE OF CREDIT
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual Funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Fund's prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .07% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At December 31, 1998, there were no borrowings by the Funds outstanding under the LOC.

5.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the year ended December 31, 1998 were $81,543,986 and $95,837,345, respectively.

--------------------------------------------------------------------------------

6.   INCOME TAX INFORMATION
     At December 31, 1998, the cost of investments in securities for federal income tax purposes was $67,440,383. Net unrealized appreciation of securities was $23,519,725 consisting of gross unrealized appreciation and depreciation of $23,993,587 and $473,862, respectively.

     For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 1998 which is designated as qualifying for the dividends-received deduction is 100.0% (unaudited).

     During the year ended December 31, 1998, the Fund paid capital gains distributions (taxable as long-term capital gains at 20%) to shareholders of $4,788,757 (unaudited).


FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------
STRONG VALUE FUND
--------------------------------------------------------------------------------------------
                                                                         Year Ended
                                                               -----------------------------
SELECTED PER-SHARE DATA(a)                                      1998        1997       1996
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $13.77      $11.55     $10.00
Income From Investment Operations
  Net Investment Income                                          0.08        0.10       0.13
  Net Realized  and Unrealized Gains on Investments              1.97        2.86       1.55
--------------------------------------------------------------------------------------------
  Total from Investment Operations                               2.05        2.96       1.68
Less Distributions
  From Net Investment Income                                    (0.07)      (0.10)     (0.13)
  From Net Realized Gains                                       (0.80)      (0.64)        --
--------------------------------------------------------------------------------------------
  Total Distributions                                           (0.87)      (0.74)     (0.13)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $14.95      $13.77     $11.55
============================================================================================

RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
Total Return                                                   +15.2%      +25.9%     +16.8%
Net Assets, End of Period (In Millions)                           $91         $94        $55
Ratio of Expenses to Average Net Assets                          1.3%        1.3%       1.5%
Ratio of Net Investment Income to Average Net Assets             0.5%        0.8%       1.5%
Portfolio Turnover Rate                                         92.6%      103.0%      89.5%


(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of the Strong Equity Funds, Inc.
and the Shareholders of the Strong Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Value Fund (the "Fund") (one of the portfolios constituting Strong Equity Funds, Inc.) at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 8, 1999

                                   DIRECTORS
                               Richard S. Strong
                                Willie D. Davis
                                Stanley Kritzik
                                Marvin E. Nevins
                                William F. Vogt

                                    OFFICERS
                    Richard S. Strong, Chairman of the Board
                         Mary F. Hoppa, Vice President
                        Thomas P. Lemke, Vice President
                        John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           Dana J. Russart, Treasurer

                               INVESTMENT ADVISOR
                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                                  DISTRIBUTOR
                            Strong Investments, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
             100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                 LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.


                             [PICTURE OF TELEPHONE}
                         To order a free prospectus kit,
                               CALL 1-800-368-1030

                         To learn more about our funds,
                          discuss an existing account,
                            or conduct a transaction,
                               CALL 1-800-368-3863
                               -------------------

                                  If you are a
                             Financial Professional,
                               CALL 1-800-368-1683



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                                  STRONG FUNDS
                   P.O. Box 2963 o Milwaukee, Wisconsin 53201
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